CONSOLIDATED STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Operating activities:
Net (loss) income	$ (257,913)	$ 21,194	$ (301,085)
Adjustments required to reconcile net (loss) income with net cash generated by operating activities
Fair value gain on government loan	0	0	(5,084)
Accretion expense on government loan	896	897	598
Changes in non-cash working capital balances
Due from related parties	0	319	115,701
Due to related parties	300,107	292,896	73,390
Accounts receivable	0	0	50,000
Advances receivable	734	(679)	961
Accounts payable	(28,336)	(241,564)	40,150
Accrued liabilities	(9,770)	(69,771)	(3,540)
Cash generated by (utilized in) operating activities	5,718	3,292	(28,909)
Financing activities:
Loan received	0	0	28,668
Cash provided by financing activities	0	0	28,668
Net cash (outflow) inflow	5,718	3,292	(241)
Cash, beginning of the year	4,085	793	1,034
Cash, end of the year	$ 9,803	$ 4,085	$ 793